SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      May 31, 2000
(Date of earliest event reported)  (May 31, 2000)

CTC COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)
          Delaware                   0-27505            04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)    Identification No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
(Registrant's telephone number including area code)

(Former name or former address if changed since last report)

Item 5.  Other Events

On May 31, 2000, the Registrant issued the following press release:

"Mark Nunnelly of Bain Capital and Scott Sperling of Thomas H. Lee Company Join CTC Communications Group Board of Directors

WALTHAM, Mass., May 31, 2000-CTC Communications Group Inc. (NASDAQ:CPTL)- a rapidly expanding provider of state-of-the-art integrated communications solutions for medium-to-large enterprises-today announced that Mark Nunnelly of Bain Capital and Scott Sperling of Thomas H. Lee Company have been elected to its Board of Directors.

Mark E. Nunnelly joined Bain Capital as a General Partner in 1990 and has served as Managing Director since April 1993. Mr. Nunnelly also serves on the Board of Directors of Domino's, DoubleClick, Stream International, Modus Media International, Eschelon Telecom, and eCredit.com. Mr. Nunnelly received an M.B.A. from Harvard Business School and a B.A. from Centre College.

Scott M. Sperling has been a Managing Director of Thomas H. Lee Company since July 1994. He is also President of TH Lee, Putnam Capital, Trustee of THL Equity Trust III and Managing Director of THL Equity Advisors IV, LLC. Mr. Sperling is currently a Director of Fisher Scientific International, Inc., GenTek, Inc., Safelite Glass Corp., LiveWire Systems LLC, Wyndham International, GoodHome.com and several private companies. He holds an MBA degree from Harvard University and a B.S. from Purdue University.

Mr. Robert J. Fabbricatore, Chairman of the Board of CTC Communications stated, "CTC is fortunate to obtain the participation of Mark and Scott as members of its Board of Directors. Their welcome addition further expands the diversity of experience and talent available on the Board and, we are pleased to have their validation of our business plan. I look forward to Mark and Scott's strategic contributions as CTC continues to accelerate its growth and expand its markets and broadband capabilities".

About CTC Communications
CTC is a rapidly growing, full-service Integrated Communications Provider
(ICP) delivering converged voice, data, Internet and video solutions to medium and larger business customers in the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. Recently designated by Bloomberg Personal Finance Magazine as one of the top "one hundred fastest growing U.S. technology companies," CTC was serving more than 13,000 customers with 314,000+ access lines as of March 31, 2000. Central to the Company's performance and future growth is its Cisco-powered IP+ATM Integrated Communications Network (ICN) named IntelliNET(sm) which is deployed throughout the northeast states.

CTC markets its full portfolio of services through its over 450 member sales and service representatives located in 34 branch offices throughout the New England States, New York, New Jersey and Maryland. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the northeast and an industry-leading line retention rate in excess of 99 percent. CTC can be found on the worldwide web at www.ctcnet.com

The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including branch sales office and ICN Network expansion and fiber network build-out.. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.

#	#	#

Contact: John Dinsmore			John Pittenger
Feldman Communications Inc.		CTC Communications
410-571-8900 (t) 				781-466-1302 (t)
JDFelCom@aol.com (e) 			Pitt@ctcnet.com (e)
www.FeldmanCommunications.com 	www.ctcnet.com"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration

Dated:  May 31, 2000